Pinnacle Capital Management Funds

Pinnacle Capital Management Balanced Fund (PINBX)

Supplement to the Prospectus and Statement of Additional

Information (“SAI”)dated January 31, 2013

Supplement dated May 24, 2013

Shareholders of the Fund are notified of the following investment objective, strategy and other changes.

The Board of Trustees approved the following changes with respect to the Fund, effective July 24, 2013.

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a change to the Fund’s name from “Pinnacle Capital Management Balanced Fund” to “Pinnacle Growth and Income Fund”;

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achange to the Fund’s investment objective and strategies as described below; and

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the conversion of Investor Class Shares into Class C Shares and the addition of two new share classes:  Class A Shares and Class P Shares.

Fund Name Change

All references in the Prospectus and SAI to the “Pinnacle Capital Management Balanced Fund” will be replaced with “Pinnacle Growth and Income Fund” to reflect the change in the Fund’s name as approved by the Board.  The change in the Fund’s name is intended to facilitate implementation of the Fund’s objective.  Applicable regulations required the Fund to have a specified minimum mix of equity and fixed income securities in its portfolio at all times since it has the term “balanced” in its name.  The change in the Fund’s name (as with changes in strategies below) will allow the Fund’s investment adviser to emphasize either equity or fixed income securities in the portfolio as is appropriate in prevailing market conditions.

Investment Objective Change

The change in the Fund’s investment objective is intended to clarify and emphasize more closely the manner in which the investment adviser to the Fund manages the Fund.The following replaces the section in the Prospectus entitled “Investment Objective” and “The Principal Investment Strategy of the Fund” in its entirety:

Investment Objective

The Pinnacle Growth and Income Fund (the “Fund”) seeks total return comprised of current income, growth of income, and capital appreciation.

Investment Strategy Changes

As with the change in the Fund’s investment objective, the change in the Fund’s investment strategies is intended to clarify and emphasize more closely the manner in which the investment adviser to the Fund manages the Fund. The following replaces the section in the Prospectus entitled, “The Principal Investment Strategy of the Fund” in its entirety:

The Principal Investment Strategy of the Fund

The Fund seeks to achieve its objective by investing primarily in a combination of common stocks and other equity securities (including preferred stocks and warrants), debt securities and convertible securities.  The Fund may also invest in other investment companies such as mutual funds and exchange traded funds (ETFs) that invest primarily in these same securities.  The Fund may also invest in ETFs that hold physical commodities such as gold, silver, and other precious metals.  The allocation of the Fund’s investments across asset classes will vary substantially from time to time. The Fund’s investments in each asset class are not subject to limitation and are based upon Pinnacle Capital Management, LLC’s (the “Adviser”) assessment of economic conditions and market factors, including equity price levels, interest rate levels and their anticipated direction.  The Adviser will select common stocks by utilizing a fundamental, bottom-up research process intended to identify issuers whose financial fundamentals are expected to improve.  While there is no minimum dividend required for any single equity investment, as part of its evaluation process, the Adviser will consider an issuer’s ability to pay a current dividend as well as its ability to increase its dividend payout in the future.  The Adviser will select convertible or debt securities using a credit analysis that focuses on income-producing characteristics. Up to 10% of the Fund’s investments at the time of purchase may be in debt securities and convertible securities that are rated below investment grade or unrated and determined to be of similar quality (“high-yield securities” or “junk bonds”). The Fund may invest in issuers of any market capitalization (with a focus on $3 billion and above) and may invest a portion of its assets in non-U.S. securities (including emerging market securities). The Fund may employ a strategy of writing (selling) call options on the common stocks it holds; such strategy is intended to enhance Fund distributions and reduce overall portfolio risk, though there is no assurance that it will succeed. In addition to equity securities (such as preferred stocks and warrants), the Fund may invest in unregistered securities.

In making the Fund’s fixed income securities investments, the Fund may invest in  corporate bonds, debentures and notes, U.S. Government securities, municipal securities, foreign sovereign issued securities, mortgage-backed (including interest only, principal only mortgages and pools the underlying assets of which include, sub-prime”, negative amortization, no-document or non-performing mortgages, single-family, manufactured housing or commercial properties) and asset-backed securities, commercial paper, loans (including first lien, second, lien, senior and mortgage) , convertible debt securities, convertible preferred securities, bank debt, exchange traded funds primarily invested in fixed income securities, and mutual funds primarily invested in fixed income securities.  The Fund may invest in fixed income securities without regard to maturity.

With respect to the equity portion of the Fund’s portfolio, the Adviser may sell a security when it believes the security no longer fits within the Fund’s portfolio, when the Adviser’s financial forecast for the security deteriorates, when the security’s market price rises substantially above the Adviser’s estimated fair intrinsic value, or when in the Adviser’s opinion a more attractive investment opportunity arises to replace the stock.  With respect to the fixed portion of the Fund’s portfolio, the Adviser generally purchases fixed income securities with the intent of holding those securities to maturity.  Prior to maturity, however, the Adviser may sell a fixed income security if it believes the issuer of the fixed income security will no longer be able to pay interest and / or principal as scheduled or when in the Adviser’s opinion a more attractive investment opportunity arises to replace the security.  With the exception of selling based upon the uncovering of a more attractive investment opportunity, all sell decisions are intended to reduce downside risk and preserve the Fund’s capital.  Selling to take advantage of a more attractive investment opportunity may be intended to achieve long-term capital appreciation and / or preserve the Fund’s capital.

The following risks are added to the Section entitled “The Principal Risks of Investing in the Fund.”  The risks relating to asset allocation and investments in master limited partnerships are hereby removed.

Convertible Bond Risk. Convertible bonds are subject to the risks of equity securities when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the conversion feature) and debt instruments when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible bond is not as sensitive to interest rate changes as a similar non-convertible debt instrument, and generally has less potential for gain or loss than the underlying equity security. The prices of equity securities fluctuate from time to time based on changes in the company’s financial condition or overall market and economic conditions.

Options Risk. The value of the Fund’s positions in options fluctuates in response to changes in the value of the underlying security as well as changes in interest rates, dividends and market volatility. Writing call options provides the opportunity for adding total return to the Fund through the collection of call premiums. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies, and for these and other reasons, the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired.

Illiquid Risk. The Fund may hold illiquid securities by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sales. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund.

In a new form of prospectus that will be disseminated shortly after the effective date of the changes described in this supplement, revisions will be made to other portions of the new form of prospectus that correspond to the changes described herein.

Conversion of Investor Shares to Class C Shares and Addition of New Share Classes

The Board approved the conversion of the Investor Class Shares into the Class C Shares of the Fund.  Accordingly, on July 24, 2013, the Fund will convert its Investor Class Shares into Class C Shares.  Prior to the conversion, shareholders of Investor Class Shares may redeem those shares as described in the Fund’s prospectus.  Class C Shares will impose a 1.00% contingent deferred sales charge for any Class C Shares redeemed within one year of purchase.  This CDSC will not apply to any accounts holding the current Investor Class Shares that are converted into Class C Shares.

If a shareholder does not redeem his or her Investor Class Shares prior to the conversion on July 24, 2013, each shareholder owning such shares will receive Class C Shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of their Investor Class Shares immediately prior to the conversion.

Please refer to the Fund’s current prospectus for the fees and expenses associated with Class C Shares.

Automatic conversion into Class C Shares for Investor Class shareholders will be a non-taxable event, meaning that a shareholder will not incur any taxes as a result of the conversion.  Additionally, Investor Class shareholders will have the same aggregate tax basis in Class C Shares received pursuant to the conversion as they had in their Investor Class Shares.  Please note, however, that a redemption of Investor Class Shares will be a taxable event and an Investor Class shareholder may recognize a gain or loss in connection with that transaction.  Shareholders should consult their tax advisors for further information regarding the federal, state and/or local tax consequences of redeeming their Investor Class  Shares that are relevant to their specific situation.

Please retain this supplement for future reference.